UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

NOV INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12317	76-0475815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10353 Richmond Ave.
Houston, Texas		77042
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 346 223-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2026, NOV Inc. (the “Company”) held its Annual Meeting of Stockholders at which the following matters were voted upon and approved by the Company’s stockholders:

1. the election of nine members to the Board of Directors;

2. the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for 2026; and

3. the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

The following is a summary of the voting results for each matter presented to the Company’s stockholders:

1. Election of directors:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Jose A. Bayardo	314,865,718	5,039,993	87,694	17,668,499
Sanjay K. Chowbey	319,458,446	420,126	114,833	17,668,499
Marcela E. Donadio	313,999,052	5,887,945	106,408	17,668,499
David D. Harrison	311,370,833	8,488,188	134,384	17,668,499
Christian S. Kendall	318,877,381	1,025,815	90,209	17,668,499
Patricia Martinez	318,316,684	1,520,411	156,310	17,668,499
Patricia B. Melcher	319,494,718	403,167	95,520	17,668,499
William R. Thomas	318,132,659	1,770,354	90,392	17,668,499
Robert S. Welborn	301,248,642	18,651,008	93,755	17,668,499

The nine directors nominated by the Board of Directors (the "Board") were re-elected to serve one-year terms until the annual meeting in 2027. There were no nominees to office other than the directors elected.

	For	Against	Abstain	BROKER NON-Votes
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for 2026	319,823,883	17,723,471	114,550	0

	For	Against	Abstain	BROKER NON-Votes
3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers	316,330,033	3,453,317	210,055	17,668,499

8.01 Other Events.

On May 20, 2026, the Board declared a supplemental dividend of $0.09 per share as part of the Company’s 2025 return of capital plan. The supplemental dividend is payable on June 12, 2026 to each stockholder of record on June 1, 2026.

The Board also declared a regular quarterly dividend of $0.09 per share, payable on June 26, 2026 to each stockholder of record on June 12, 2026.

A copy of the press release issued by the Company on May 21, 2026 is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	NOV Declares Regular Quarterly Dividend and Supplemental Dividend

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOV INC.

Date:	May 22, 2026	By:	/s/ Peter F. Vranderic
Peter F. Vranderic, Vice President